3435 STELZER ROAD, COLUMBUS, OH 43219 1-800-551-1980

March 31, 2014

Dear Investor:

The Sound Shore Fund Investor Class (ticker SSHFX) ended March 31, 2014 with a net asset value of $50.80 per share. The first quarter total return of 3.57% outperformed the Standard & Poor’s 500 Index (“S&P 500”) and the Dow Jones Industrial Average (“Dow Jones”), which returned 1.81% and -0.15%, respectively.

We are required by the SEC to say that: Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s Investor Class 1, 5, 10, and 15-year average annual total returns for the period ended March 31, 2014 were 31.34%, 20.28%, 7.88%, and 7.76%, respectively. As stated in the current prospectus, the Fund’s Investor Class total annual operating expense ratio (gross) is 0.94%. For the most recent month-end performance, please visit the Fund’s website at www.soundshorefund.com.

Stocks achieved modest gains in the first quarter of 2014 as factors including the U.S. Federal Reserve’s transition to new leadership, Russia’s annexation of Crimea, and this winter’s unusual cold combined to keep markets in check. Within the S&P 500 Index, utility stocks led performance after being among 2013’s biggest laggards. Conversely, the March quarter’s only declining sector, consumer discretionary, had been last year’s best.

Sound Shore’s results continued to reflect the markets rewarding company specific results as opposed to grand themes. This has allowed us to outperform the S&P 500 Index in 8 of the last 10 quarters. Our contrarian value investment process, unchanged since 1978, culminates in a focused portfolio of approximately 40 evenly-weighted holdings that are attractively priced versus their historic norms and poised for internally driven financial improvement. In today’s parlance, Sound Shore is often described as an “active share” and “smart beta” strategy, even though we’re still just doing what we have all along – concentrating our efforts on the best investment opportunities we can find.

A great case study of this process at work is our long-term investment in Applied Materials, one of the first quarter’s best contributors. We started our position in this semiconductor equipment supplier in 2010 when it was generating free cash equal to 12% of its market cap and was also valued below norm on earnings, cash flow, and sales. At the time, the stock had underperformed due to concerns that cyclically low capital spending by its integrated processor customers would be chronic. By contrast, our research concluded that the company’s renewed focus on its core foundry offerings would drive market share gains and revenue growth, even versus a flat industry backdrop. As this thesis has unfolded, it has been augmented with Applied’s pending acquisition of Tokyo Electron, which will add value through both synergies and continued return of capital to shareholders, and renewed growth in customer spending. Over the last 18 months, the stock has outperformed the S&P 500 Index by more than 50%.

After two strong years for equity markets, it seems prudent to expect lower, more normal returns going forward. Indeed, current market conditions appear normal as well: The S&P price to forward earnings multiple of 16 times is right in line with long-term averages, and reasonable given low inflation and long-term interest rates. While company profit margins are above norm, balance sheets and free cash generation are robust, and managements are increasingly focused on optimizing capital allocation, including healthy cash returns to shareholders. Against this backdrop, using Sound Shore’s value-based, company-specific investment process, we continue to look for undiscovered investment opportunities.

As always, we thank you for your continued support and investment alongside us in the Sound Shore Fund.

Sincerely,

SOUND SHORE FUND

Harry Burn, III

John P. DeGulis

T. Gibbs Kane, Jr.

Co-Portfolio Managers

Fund returns assume the reinvestment of all dividend and capital gain distributions. The Standard & Poor’s 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Dow Jones Industrial Average consists of 30 stocks that are considered to be major factors in their industries and that are widely held by individuals and institutional investors. It is not possible to invest directly in an Index or Average.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

This letter may contain discussions about certain investments both held and not held in the portfolio. As required by the Financial Industry Regulatory Authority (FINRA), we must remind you that current and future portfolio holdings are subject to risk. Percent of net assets as of 3/31/14: Applied Materials, Inc.: 2.27%; and Tokyo Electron: 0.00%.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Mid Cap Risk: Securities of medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies. Foreign Securities Risk: The Fund may invest in foreign securities primarily in the form of American Depositary Receipts. Investing in the securities of foreign issuers also involves certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers including increased risks of adverse issuer, political, regulatory, market or economic developments. Investments in foreign securities also may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations.

The views in this letter were those of the Fund managers as of 3/31/14 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter. These views (i) are intended to assist shareholders in understanding the Fund’s present investment methodology and (ii) do not constitute investment advice. This letter must be preceded or accompanied by a current Fund prospectus. Distributed by Foreside Fund Services, LLC.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS

MARCH 31, 2014 (Unaudited)

	Share Amount	Market Value
Common Stocks (97.5%)
Consumer Discretionary (10.4%)
Comcast Corp., Class A	1,079,700	$54,006,594
DIRECTV †	629,800	48,129,316
Kohl’s Corp.	749,700	42,582,960
Lowe’s Cos., Inc.	1,019,600	49,858,440
Time Warner, Inc.	603,900	39,452,787

		234,030,097

Consumer Staples (5.0%)
CVS Caremark Corp.	752,700	56,347,122
Procter & Gamble Co.	700,900	56,492,540

		112,839,662

Diversified Financials (13.6%)
Bank of America Corp.	3,632,800	62,484,160
Capital One Financial Corp.	709,400	54,737,304
CIT Group, Inc.	1,081,100	52,995,522
Citigroup, Inc.	1,136,000	54,073,600
Invesco, Ltd.	1,390,700	51,455,900
The Charles Schwab Corp.	1,108,200	30,287,106

		306,033,592

Energy (12.1%)
Baker Hughes, Inc.	666,100	43,309,822
BP PLC ADR	1,311,200	63,068,720
Hess Corp.	691,000	57,270,080
Schlumberger, Ltd.	535,500	52,211,250
Weatherford International, Ltd. †	3,218,200	55,867,952

		271,727,824

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2014 (Unaudited)

	Share Amount	Market Value
Health Care (6.2%)
Cardinal Health, Inc.	627,700	$43,926,446
UnitedHealth Group, Inc.	573,800	47,045,862
WellPoint, Inc.	487,400	48,520,670

		139,492,978

Industrials (4.7%)
General Electric Co.	2,421,100	62,682,279
Southwest Airlines Co.	1,857,700	43,860,297

		106,542,576

Insurance (6.7%)
American International Group, Inc.	1,112,500	55,636,125
Aon PLC	564,900	47,609,772
Marsh & McLennan Cos., Inc.	980,400	48,333,720

		151,579,617

Materials (6.7%)
Alcoa, Inc.	3,985,800	51,297,246
E.I. du Pont de Nemours & Co.	815,400	54,713,340
Owens-Illinois, Inc. †	1,341,700	45,389,711

		151,400,297

Pharmaceuticals, Biotechnology & Life Sciences (10.9%)
Agilent Technologies, Inc.	805,300	45,032,376
Hospira, Inc. †	965,300	41,749,225
Novartis AG ADR	606,600	51,573,132
Sanofi SA ADR	1,173,300	61,340,124
Thermo Fisher Scientific, Inc.	373,800	44,945,712

		244,640,569

Technology (16.4%)
Applied Materials, Inc.	2,506,300	51,178,646
Flextronics International, Ltd. †	4,969,000	45,913,560
Google, Inc., Class A †	41,000	45,694,910

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Concluded)

MARCH 31, 2014 (Unaudited)

	Share Amount	Market Value
Technology (Continued)
Microsoft Corp.	1,281,800	$52,540,982
Qualcomm, Inc.	846,500	66,754,990
Teradata Corp. †	1,137,700	55,963,463
Texas Instruments, Inc.	1,083,200	51,072,880

		369,119,431

Telecommunication Services (2.2%)
Vodafone Group PLC — SP ADR	1,337,200	49,222,332

Utilities (2.6%)
AES Corp.	4,006,000	57,205,680

Total Common Stocks (cost $1,490,171,698)		$2,193,834,655

Short-Term Investments (2.2%)
Money Market Fund (2.2%)
Western Asset Institutional U.S. Treasury Fund, 0.02% (a)	49,751,244	$49,751,244

Total Money Markets (cost $49,751,244)		$49,751,244

Total Investments (99.7%) (cost $1,539,922,942) *		$2,243,585,899
Other Assets less Liabilities (0.3%)		6,826,350

Net Assets (100.0%)		$2,250,412,249

†	Non-income producing security
(a)	Rate disclosed is as of March 31, 2014.

ADR — American Depositary Receipt

PLC — Public Limited Company

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$723,410,638
Gross Unrealized Depreciation	(19,747,681)

Net Unrealized Appreciation	$703,662,957

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014 (Unaudited)

1.    Organization

Sound Shore Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”). The investment objective of the Fund is growth of capital.

2.    Significant Accounting Policies

This Schedule of Investments is prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

The following represent significant accounting policies of the Fund:

a.  Security Valuation

Exchange traded securities, including those traded on the National Association of Securities Dealers’ Automated Quotation system (“NASDAQ”), are valued at the last quoted sale price as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices. Non-exchange traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Fixed-income securities may be valued at prices supplied by the Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at net asset value (“NAV”). Short-term instruments with remaining maturities of 60 days or less may be valued at amortized cost.

The Fund values securities at fair value pursuant to procedures adopted by the Board of Directors if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading. Fair valuation is based on subjective factors and, as a result, the fair value price of an asset may differ from the asset’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a NAV different from one determined by using market quotations.

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2014 (Unaudited)

Valuation inputs used to determine the value of the Fund’s investments are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets

Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the valuation procedures noted previously, equity securities (including exchange traded securities and other open-end regulated investment companies) are generally categorized as Level 1 securities in the fair value hierarchy. Fixed-income securities and short-term instruments are generally categorized as Level 2 securities in the fair value hierarchy. Investments for which there are no quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following table summarizes the Fund’s investments categorized in the fair value hierarchy as of March 31, 2014:

Security Type	Level 1	Level 2	Level 3	Total Investments in Securities
Common Stocks	$2,193,834,655	$—	$—	$2,193,834,655
Short-Term Investments	$49,751,244	$—	$—	$49,751,244

Total Investments	$2,243,585,899	$—	$—	$2,243,585,899

At March 31, 2014, all equity securities and open-end mutual funds were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by industry type.

The Fund’s policy is to disclose transfers between Levels based on valuations at the end of the reporting period. There were no transfers between Levels for the three months ending March 31, 2014, based on the valuation input Levels on December 31, 2013.

b.  Security Transactions

Security transactions are recorded on a trade date basis.

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Concluded)

MARCH 31, 2014 (Unaudited)

3.    Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was issued.

Investment Adviser

Sound Shore Management, Inc.

Greenwich, Connecticut

Administrator

Citi Fund Services Ohio, Inc.

Columbus, Ohio

Distributor

Foreside Fund Services, LLC

Portland, Maine

www.foreside.com

Transfer and

Distribution Paying Agent

Citi Fund Services Ohio, Inc.

Columbus, Ohio

Custodian

Citibank, N.A.

New York, New York

Fund Counsel

Dechert LLP

New York, New York

Independent Registered

Public Accounting Firm

Deloitte & Touche LLP

New York, New York

107-QR-0314

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s objectives and policies, experience of its management, and other information.

SOUND SHORE FUND, INC.

3435 Stelzer Road

Columbus, OH 43219

http://www.soundshorefund.com

(800) 551-1980

Quarterly Letter to Shareholders

(Unaudited)

MARCH 31, 2014